UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05128

THE SWISS HELVETIA FUND, INC.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

Alexandre de Takacsy, President

Banque Hottinger & Cie SA

Schutzengasse 30

CH-8001 Zurich

Switzerland

Registrant’s telephone number, including area code: 1-888-SWISS-00

Date of fiscal year end: December 31

Date of reporting period: January 1, 2012 – December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

THE SWISS HELVETIA FUND, INC.

Directors and Officers

Samuel B. Witt III, Esq.

Chairman (Non-executive)

Brian A. Berris

Director

David R. Bock[1]

Director

Jean-Marc Boillat[2]

Director

Richard A. Brealey[1,3]

Director

Alexandre de Takacsy

President

Director

Claude W. Frey[1]

Director

Claus Helbig[1]

Director

R. Clark Hooper[4]

Director

Paul Hottinguer

Director

Rudolf Millisits

Chief Executive Officer

Philippe R. Comby,

CFA, FRM

Chief Financial Officer

Vice President

James Downey

Secretary

Scott Rhodes

Assistant Treasurer

Patrick J. Keniston

Chief Compliance Officer

Director Emeritus

Eric R. Gabus[5]

Baron Hottinger[5]

[1] Audit Committee Member [2] Governance/Nominating Committee Chair	[3] Pricing Committee Chair [4] Audit Committee Chair [5] Non-remunerated

Investment Advisor

Hottinger Capital Corp.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

(212) 332-7930

Administrator

Citi Fund Services Ohio, Inc.

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Hottinger Capital Corp., which belongs to Groupe Banque Hottinger & Cie SA.

Groupe Banque Hottinger & Cie SA dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe’s oldest private banking firms. Groupe Banque Hottinger & Cie SA has remained under the control of the Hottinger family through seven generations. Its headquarters are in Zurich with offices in Geneva, Sion, Basel, Brig and New York.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

1-888-SWISS-00 (1-888-794-7700)

(212) 332-2760

For inquiries and reports:

1-888-SWISS-00 (1-888-794-7700)

Fax: (212) 332-7931

email: swz@swz.com

Website Address

www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

Fund Performance Review

Reflections on the First Half of 2012—General Economic Trends, Currency Comments and Portfolio Positioning

In last year’s environment of great uncertainty and rapid changes in investors’ risk appetites, Management tactically maintained the Fund’s portfolio in a relatively conservative position through the summer and only started to increase portfolio risk later in the year. For example, the Fund’s exposure to small capitalization stocks was reduced earlier in the year to concentrate on fewer core positions, and the Fund’s macro-economic risk through its exposure to the financial sector was mostly to non-life insurance and reinsurance companies and much less to banks. Management’s view was that strong companies would continue to get stronger and that struggling industries with little pricing power and lack of brand visibility should be avoided given the prevailing macro-economic conditions. The Fund’s private equity position (approximately 7.0% of the Fund’s average assets last year) also suppressed the Fund’s exposure to market volatility during the year.

Exceptions to Management’s conservative investment approach were reflected in the Fund’s increased exposure to agri-business, as well as to the energy exploration and power generation sectors. Investments in the energy service sector, however, were restrained, as Management was waiting for the release of more current information about the financial position and internal controls enhancements at Weatherford International, as well as the settlement reached between Transocean and the U.S. government with respect to the Gulf of Mexico accident in 2010. Management believed this investment delay was appropriate given the potential (and hard to value) downside investment risk.

Management believed that its relatively cautious stance also was appropriate given the lack of evidence in Europe of a real economic recovery as the broad money supply continued to grow slowly during the year. European financial institutions had borrowed heavily from the European Central Bank, but had not used those funds to add liquidity to the markets, in the form of loans, and instead used those funds to retire part of their term debt and to acquire government bonds. Economic indicators continued to paint a bleak picture for the Eurozone, with even the core countries hurt by weakening confidence surveys as well as subdued economic growth.

The Swiss economy, however, was more resilient to this challenging macro-economic environment than most of the Eurozone countries. Inflows of capital and people into the country provided support to domestic sectors like construction and public and private sector services. The strength of the Swiss economy in general does not necessarily translate into a strong stock market as the domestic sector is very small, however, domestic interest rates and the value of the Swiss franc, which are influenced by the strength of the economy, do affect stock prices. Because of the activity of the Swiss National Bank (the “SNB”) in the foreign

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

exchange market, additional liquidity was created pushing up financial assets prices, including the Swiss stock market and Swiss real estate prices.

The healthy state of Switzerland’s public finances continued to create massive support for the Swiss franc last year, especially as other economies continued to struggle. To alleviate pressures placed on the export sector and prevent domestic deflation, the SNB had anchored the exchange rate of the Swiss franc to 1.2 against the euro. As the results of its intervention in the currency markets throughout 2012, the reserves of the SNB reached CHF 427 billion, representing the fifth largest foreign exchange reserves in the world, reaching four times the SNB’s pre-2008 reserves (70% of GDP and 85% of the SNB’s balance sheet). As the SNB faced no tangible pressure from inflation, it maintained this monetary policy throughout the year and, as a result, the Swiss franc appreciated by 3.8% against the U.S. dollar in 2012.

The SNB’s policy added a massive amount of liquidity to the domestic economy and, for example, interest rates on 10-year Swiss government bonds went from 0.7% at the beginning of January to 0.35% in December. By the end of the fourth quarter, major Swiss banks, like UBS and Credit Suisse, announced that they would charge negative interest rates to institutions keeping large cash balances in Swiss franc deposits with them.

Important Issuer Developments in the Second Half of 2012 and Portfolio Repositioning

Overall, third quarter growth in Swiss gross domestic product (“GDP”) surprised positively, rising 0.6% on a quarter-over-quarter basis and 1.4% year-over-year. This was the fastest pace of growth since 2010, and was driven primarily by private and public consumption. Export of goods also contributed positively, while the export of services and fixed investments detracted slightly from GDP growth. A rise in production and order backlogs, as well as falling inventories, support expectations of a further rise in production into 2013.

Starting in early October, with the release of the third quarter results showing underlying sustained improvement in many sectors and especially for the large banks, Management increased substantially the Fund’s exposure to the financial sector. The Fund established a large position in Swiss Life based on the low historical valuation of the company and more evidence that Swiss Life’s management was committed to increasing the company’s return on equity through cost savings and growing low capital consumption activities in its fee business. In addition, the company’s market valuation did not reflect the fact that Swiss Life was able to maintain positive investment margins. Swiss Life also benefited from some relaxation of its regulatory regime (Solvency II) and from a reduction of technical rates.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Management also increased the Fund’s exposure to Credit Suisse, as an underlying improvement in the company’s cost to income ratio and stronger levels of revenues in its investment bank (despite a reduction of risk weighted assets) were reported. Credit Suisse remains committed to its investment banking business, and its return on equity should benefit from additional cost savings of CHF 1 billion. Increased risk appetite among clients should improve Credit Suisse’s gross margin in private banking, where profitability had been under pressure due to an increased mix of onshore, lower margin business. With more vibrant capital markets, Credit Suisse should benefit from positive operating leverage.

The Fund also increased its exposure to UBS during the fourth quarter of 2012. With the announcement of its third quarter results, UBS committed to reduce the size of its investment bank, a business area where, except for equity and foreign exchange, UBS was lacking critical mass. Wealth management showed better results than expected and increased investments by UBS in its world leading wealth management franchise also were announced. This reallocation of capital had an instant positive reevaluation effect on UBS’ shares by reducing the cost of the equity capital of the firm. Despite a fine of CHF 1.4 billion for its part in the London Interbank Offered Rate (LIBOR) manipulation scandal, UBS is aiming for a 2013-2014 return on equity in the mid-single-digits, while targeting a return on equity of above 15% from 2015 onwards. An important element of the

Fund’s investment strategy is corporate culture. Under the stewardship of its chairman, Alex Weber, UBS is clearly addressing its shortcomings and working to better align its interests with those of its managers and shareholders.

As a result of the increase in allocations to the financial sector later in the year, the Fund was able to capture part of the upside in UBS and Credit Suisse, even though the stocks had started rallying strongly since the lows of June. Management does not believe the rally in UBS and Credit Swiss has run its course.

Relative Contributors and Detractors to Performance—Sectors and Issuers

Overall, the sector that contributed the most to the Fund’s performance in 2012 (10.87% in Swiss francs; 13.26% in U.S. dollars) was the healthcare sector, followed by the consumer staples sector and the financial sector. Contribution analysis takes into account each sector’s size and return, and healthcare and consumer staples are heavily weighted in the major Swiss indexes. The financial sector was the second main contributor to the positive returns of the Swiss Performance Index (the “SPI”) in 2012. The Fund, however, lost about 1.5% in relative returns compared to the SPI due to the Fund’s underweighting in that sector in the early part of the summer. Although the Fund materially increased its exposure to that sector later in the fall, it was not able to overweight the sector in relation to the SPI due to

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

regulatory investment limitations on its ability to invest in banks and other companies in securities-related businesses.

At the individual company level, Roche followed by Nestle and Novartis were the biggest positive contributors to the Swiss market returns due to their size and their respective performance of 20.57%, 14.25% and 11.83% (in Swiss francs). However, only Roche outperformed the market as it continues to deliver on its strategy of protecting its oncology franchise against the risk of generic competition. Roche showed much more resilience to pricing pressure in the industry than its peers. In addition, efforts by the generic drug industry to produce generic biologics saw serious setbacks, either for technical reasons or because of a lack of clarity in the pathway to approval of those drugs. Roche’s pipeline also is showing a lot of breath with good inroads in newer areas (for example central nervous system diseases like Alzheimer’s), with several interesting programs in phase II trials.

Nestle continued to deliver strong internal growth despite coming in below expectations in the third quarter due to a series of one-offs and lower pricing. Nestle’s management reiterated its guidance of 5% to 6% internal growth and increases in operating margins. Nestle’s competitive strength in emerging markets continues to be the differentiating factor for the company. Volatility in commodity prices will continue to be a risk factor, but more in terms of top sales development, as the company usually is able to pass on input cost inflation with price increases, although this often results in a drop in volume growth.

The Fund and the SPI both benefitted from exposure to Zurich and Swiss Re. These companies saw their stocks appreciate by 23.09% and 45.22%, respectively, in 2012 (in Swiss francs). Swiss Re had the second best performance in the large capitalization category after Companie Financiere Richemont in the luxury goods sector.

One of the most volatile sectors with large capitalization companies was the consumer discretionary sector. Richemont’s stock, after a strong start in 2012, came down on fears of excess inventory in the sales channel. Investors were expecting that the stellar growth of that sector finally would slow down, reducing company valuations. With its third quarter results, Richemont defied those expectations, but by then the stock had already rebounded by 38.0%.

The material sector, including Syngenta (crop protection and seeds) and Holcim (cement) contributed positively almost as much as the financial sector to the performance of the Fund and the SPI. Syngenta’s agri-business continues to perform strongly during the year on the back of increasing prices of agricultural commodities, as bad weather negatively affected the supply of corn, wheat and soybeans in many regions of the globe. Syngenta also benefitted from internal improvements, reaping the benefit of years of investment in the seeds business. Its

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

seeds business margins are on the way up as production is reaching critical mass, especially in the emerging markets. Skeptics which argued that pricing and margins in the crop protection business would be severely affected by generic competition have been proven wrong, as generic competition has remained largely a local phenomenon and has not been able to compete effectively at the global level.

In the construction sector, Management has been encouraged by initiatives taken by Holcim’s new senior management. The recurring theme of reallocation of capital away from lines of business not earning their cost of capital also is at play here. The company not only announced large cost savings programs but also its intention to reduce capital expenditures and, in particular, to shut down capacity in Europe. As most of the other large players in the industry are following the same path, improved guidelines for return on capital are developing which should be rewarded by higher valuations in 2013.

In 2012, the main relative negative contributor to the Fund’s performance compared to the SPI, was the Fund’s allocation to private equity. The Fund’s total investment in its two limited partnership holdings, Aravis Biotech II, LP and Zurmont Madison Private Equity, LP, represented 3.56% of the Fund’s net assets at year-end, while the Fund’s illiquid direct investments represented 3.33% of its net assets as of the same date. In comparison, the SPI has a zero weighting for non-publicly traded securities, including any private equity investments. In addition, in an upmarket, valuations and prices for securities that are not publicly traded, such as the Fund’s private equity investments, tend not to be revised upward at the same time or by the same amounts as publicly-traded securities. This was the case for the Fund’s private equity investments in 2012, which created a “drag” on the Fund’s performance relative to the SPI, which returned 17.72% (in Swiss francs).

Overall, 2012 was a year of expansion of market valuation on the back of more controlled macro-economic risks. Switzerland also benefited from a very low interest rate environment and massive inflows of liquidity from abroad. In U.S. dollar terms, the Swiss market, in the recovery environment of 2012, did as well as the Eurozone (the Euro Stoxx 50 index), despite having already significantly outperformed Europe in 2011.

Expectations for 2013

Economic and Monetary Expectations

The Swiss franc has been experiencing some weakness against the euro as a result of better economic prospects for the European Union. Fundamental support, however, continues to exist for a strong Swiss franc as the labor market remains strong and private consumption should remain strong in 2013 despite a slight pick-up in the unemployment rate. While the disinflationary effects of exchange rate moves are easing and inflation should move back above zero over the coming months, little inflation pressure is expected on the horizon. Providing the

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

sovereign debt crisis in the Eurozone remains under control and the global economy gradually returns to firmer ground, the Swiss economy could regain momentum during the next two years according to the Federal Government’s Expert Group, which anticipates moderate GDP growth for 2013 (+1.3%) that could strengthen further in 2014 (+2.0%).

A weaker Swiss franc would favor industrial companies as they would be in a stronger competitive position in the export markets. In comparison, a stronger Swiss franc would help the valuation of stable growth companies with already well-entrenched competitive positioning. The overall comparative strength of the Swiss franc will depend more on Eurozone developments than on Swiss economic fundamentals. The Swiss franc remains a safe haven investment and, as a result, has a strong tendency to become quite overvalued during periods of market turmoil.

At the start of 2013, investors continued to overweight fixed-income investments and underweight equities. Europe should do better at the margins with less pressure from fiscal contraction as the peripheral Eurozone countries have, for the most part, closed their budget gaps. Broad monetary supply has also finally started to expand. Asia also is resuming its growth trend. The Chinese economy is in a period of transition and capital control should absorb potential shocks from bad debt in the banking system. The United States should benefit from a housing and manufacturing revival and a lower defi-

cit as a percentage of its GDP as economic growth accelerates. With better economic performance, lower deflation risk and favorable valuation, equities should benefit as investors rotate out of bonds. 2012 was a year of high correlations and valuation expansion for the equity markets. Management expects 2013 to be more of a “stock pickers” market with lower correlation. A more mature bull market should favor companies in value and turnaround situations. Recovery and turnaround investment themes will be helped by pent-up investor demand in several sectors of the U.S. and European economies. Low level of inventories, historically depressed capital expenditures and housing spending (as a percentage of GDP) provide an attractive environment for reacceleration of economic activity once confidence returns. Of course, risks to the equity markets remain, including the ongoing threat of inflation, a potential sell-off in the bond markets, the removal of central bank quantitative easing policies and currency volatility.

Portfolio Expectations and Investment Strategy

In terms of the Fund’s more recent portfolio positioning, healthcare is still by far the largest allocation, representing close to 30% of the Fund’s net assets, with industrials, materials (chemicals and construction materials), consumer staples and financials (including banks and insurance) each also having significant allocations of approximately 13% to 18% of the Fund’s net assets. Overall, the Fund is now more aggressively weighted towards economic recovery as compared to the main Swiss indices.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Management has identified several cases of recovery, including companies with undervalued growth estimates, within the Swiss market and is seeking to position the Fund to benefit from those opportunities.

The Fund also continues to maintain exposure to high-quality engineering companies, including Oerlikon, Sulzer, Burckhardt Compression and Schindler. A dominant investment theme in the industrial sector has been the increase in returns on invested capital coming from accelerating service revenues as a percentage of total revenues coming from the installed client base of Swiss manufacturers. The energy equipment and services sector also has performed better recently and, as a result the Fund has increased its exposure to that sector, primarily through larger investments in Weatherford and Transocean. On the other hand, the Fund had reduced its exposure to companies in certain defensive sectors like food and industrial services (e.g., SGS and Givaudan) due to relatively high valuations. Non-life insurance companies also are facing similar issues and Management is more cautious on the potential for that sector to deliver meaningful outperformance in 2013 after such strong performance in 2012. The convergence of lower expenses, historically low claim ratios and very favorable prior years’ reserve releases is likely a thing of the past. Dividend yield is supportive, but better performance is expected elsewhere in the market.

As Management continues to re-position the Fund’s portfolio, it is focusing on cyclical companies with expected returns that depend more on company-specific, not macro-economic, risk. These companies would benefit from additional improvement in the global economy, but it is not a necessary condition to outperformance. Management has dedicated significant time and effort to enhance its fundamental analysis of individual portfolio holdings and to improving its research platform, which should prove to be fruitful in an environment where macro-economic factors are less important drivers of stock returns.

Sincerely,

Alexandre de Takacsy

President

Rudolf Millisits

Chief Executive Officer

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Indices Performance Comparison
Year to Date January 1, 2012 through December 31, 2012
Performance in Swiss Francs

Swiss Performance Index (SPI)	17.72%

Swiss Helvetia Fund

Based on Net Asset Value	10.87%

Change in U.S. Dollar vs. Swiss Franc	-2.11%

Performance in U.S. Dollars

Swiss Helvetia Fund Performance

Based on Net Asset Value	13.26%

Based on Market Price	14.17%

S & P 500 Index	16.00%

MSCI EAFE Index	17.90%

Lipper European Fund Index (10 Largest)	20.64%

Lipper European Fund Universe Average	22.24%

Sources: Bloomberg, Lipper, Morningstar and Citi Fund Services Ohio, Inc.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Peer Group/Indices Performance Comparison in Swiss Francs[1]

	Total return as of year ended December 31
	2012	2011	2010	2009	2008	2007	2006
Swiss Helvetia Fund	10.87%	-11.14%	7.64%	-5.05%	-28.19%	-2.67%	20.56%

Swiss Performance Index (SPI)	17.72%	-7.72%	2.92%	23.18%	-34.05%	-0.05%	20.67%

Swiss Market Index (SMI)	14.93%	-7.77%	-1.68%	18.27%	-34.77%	-3.43%	15.85%

iShares MSCI Switzerland[2]	19.28%	-7.60%	3.24%	18.55%	-31.59%	-0.97%	20.02%

CS EF (CH) Swiss Blue Chips[3]	17.24%	-9.74%	1.51%	19.98%	-35.72%	-1.66%	18.78%

UBS (CH) Equity Fund[4]	14.64%	-10.40%	2.18%	22.44%	-33.76%	-2.55%	18.98%

Pictet (CH)—Swiss Equities[5]	20.10%	-10.50%	2.07%	27.00%	-36.50%	1.94%	19.37%

Saraswiss (Bank Sarasin)[6]	17.70%	-9.66%	3.71%	18.62%	-34.87%	-2.86%	18.69%

Sources	: Bloomberg, management companies’ websites and Citi Fund Services Ohio, Inc.
[1]

Performance of funds is based on changes in each fund’s NAV over a specified period. In each case total return is calculated assuming reinvestment of all distributions. Funds listed, other than iShares MSCI Switzerland, are not registered with the Securities and Exchange Commission, are not offered for sale in the United States and are not subject to the same regulatory and investment restrictions as the Fund. Performance and descriptive information about the funds are derived from their published investor reports and websites, which are subject to change.

[2]

Shares of iShares MSCI Switzerland, an open-end exchange-traded fund (ETF), are traded on the NYSE Arca. The fund seeks to provide investment results that correspond to the performance of the Swiss market, as measured by the MSCI Switzerland Index. The index represents Switzerland’s largest and most established public companies, accounting for approximately 85% of the market capitalization of all Switzerland’s publicly traded stocks. Performance of shares of iShares MSCI Switzerland is calculated based upon the closing prices of the period indicated using the Swiss franc/U.S. dollar exchange rate as of noon each such date, as reported by Bloomberg. Such exchange rates were as follows: 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 = 1.67, 12/31/02 = 1.39, 12/31/03 = 1.24, 12/31/04 = 1.14, 12/31/05 = 1.32, 12/31/06 = 1.22, 12/31/07 = 1.13, 12/31/08 = 1.06, 12/31/09 = 1.03, 12/31/10 = 0.93, 12/31/11 = 0.94, 12/31/12 = 0.92

[3]

This fund gives investors access to the Swiss equity market. It has a broadly-diversified portfolio geared to the long-term value growth, with a preference to large cap stocks. Stock selection is based on criteria such as company valuation, business climate, market positioning and management quality.

[4]

This fund invests primarily in major Swiss companies. Quality criteria used for determining relative weightings of companies include: strategic orientation, strength of market position, quality of management, soundness of earnings, growth potential and potential for improving shareholder value. The investment objective seeks to provide results that are aligned with the SPI performance.

[5]	This fund invests in shares of companies listed in Switzerland and included in the SPI, mainly in blue chip stocks.
[6]	This fund invests in shares of Swiss companies. It weights individual sectors relative to the SPI on the basis of their expected relative performance. It focuses on liquid blue-chip stocks.

Past performance is no guarantee of future results.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (concluded)

									Cumulative Performance 1/1/97-12/31/12
2005	2004	2003	2002	2001	2000	1999	1998	1997
33.20%	7.75%	22.54%	-20.40%	-22.91%	14.06%	14.70%	15.57%	53.99%	113.19%

35.61%	6.89%	22.06%	-25.95%	-22.03%	11.91%	11.69%	15.36%	55.19%	150.41%

33.21%	3.74%	18.51%	-27.84%	-21.11%	7.47%	5.71%	14.28%	58.93%	73.04%

32.45%	6.34%	19.14%	-26.23%	-23.12%	7.75%	12.22%	11.74%	47.79%	108.43%

32.27%	2.75%	18.13%	-28.75%	-22.12%	10.97%	7.57%	14.21%	59.90%	87.93%

33.50%	5.00%	18.14%	-26.02%	-22.04%	7.42%	6.43%	12.75%	55.94%	89.49%

37.06%	7.05%	20.10%	-27.93%	-22.35%	7.34%	9.38%	11.05%	55.65%	115.47%

33.05%	2.93%	19.64%	-28.51%	-24.45%	9.72%	7.10%	14.41%	53.57%	79.47%

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors

The following tables set forth certain information about each person currently serving as a Director of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All information presented in the tables is as of December 31, 2012. Information is presented separately with respect to Directors who have been determined to be non-interested Directors and Directors who are interested Directors under the Investment Company Act of 1940, as amended.

Class I Non-Interested Directors (Terms will Expire in 2013)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director During at Least the Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Claude W. Frey HCC 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age: 69	Director (1995); and Member of the Governance/ Nominating Committee (2002) and the Audit Committee (2012)	President of the Swiss Parliament from 1994 to 1995; President of the Swiss Police Academy (Neuchâtel) from 1996 to 2003; Member of the Swiss Parliament from 1979 to 2003; Parliamentary Assembly of the Council of Europe (Strasbourg) from 1996 to 2004; Executive Board of the “North-South Centre” (Lisbon) since 1999; President of the National Committee for Foreign Affairs from 2001 to 2003; Vice President of the National Committee for Foreign Affairs from 1999 to 2001; Chairman of the Board: Bérun Frais SA (Marin) from 2002 to 2012; Federation of Swiss Food Industries (Berne) from 1991 to 2001; Association of Swiss Chocolate Manufacturers (Berne) from 1991 to 2000; Vice Chairman of the Board: Federation of Swiss Employers’ Association (Zurich) from 1997 to 2001	Chairman of the Board: Infra Tunnel SA (Marin); Beton Frais SA (Marin); Member of the Board: SCCM SA (Crans-Montana); Banque Internationale à Luxembourg (Suisse) SA, Zurich since 2003, Vice Chairman of Board since 2009; Chairman of the Executive Board of the “North-South Centre” (Lisbon); Chairman of the Federal Committee for Employee Pension Plans (Berne); Chairman of the Advisory Board of International Swiss State Broadcast since 2009; President of the Steering Committee of InterNutrition (Zurich) from 2000 to 2008; Dexia Public Finance (Suisse) Geneva from 2006 to 2010; Racemark Industries SA (Suisse) Couvet from 2006 to 2010	5,086 $50,001-$100,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (continued)

Class I Non-Interested Directors (Terms will Expire in 2013)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held By Director During at Least the Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Jean-Marc Boillat HCC 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age: 70	Director (2005); Member (2005) and Chair (2011) of the Governance/ Nominating Committee; and Member of the Pricing Committee (2009 to 2011 and since 2012)	Former CEO, Tornos-Bechler S.A., Moutier; Former Ambassador of Switzerland in various countries, including Lebanon, Cyprus, Angola, Mozambique and Argentina	None	3,000 $10,001-$50,000
R. Clark Hooper HCC 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age: 66	Director (2007); Member (2007) and Chair (2009) of the Audit Committee; and Member of the Governance/ Nominating Committee (2007)	President of Dumbarton Group LLC (regulatory consulting) from 2003 to 2007; Various positions, including Executive Vice President of Regulatory Policy and Oversight (2002-2003) and Strategic Programs (1992-2002) of the National Association of Securities Dealers, Inc. (currently, Financial Industry Regulatory Authority, Inc.)
		from 1972 to 2003	Director of certain funds in the American Funds fund complex (67 funds) since 2003; Director of JP Morgan Value Opportunities Fund since 2005; Member of the Executive Committee and Board of Trustees of Hollins University (VA) and of Children’s Hospital of Philadelphia (PA)	1,386 $10,001-$50,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (continued)

Class II Non-Interested Directors (Terms will Expire in 2014)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director During at Least the Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Samuel B. Witt, III, Esq. HCC 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age: 77	Director (1987) and Chairman of the Board of Directors (2006); and Member of the Governance/ Nominating Committee (2002)	Samuel B. Witt, III, Attorney-at-Law, since August 1993	Trustee of The Williamsburg Investment Trust (11 funds)	5,968 $50,001-$100,000
Claus Helbig HCC 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age: 71	Director (2008); and Member of the Governance/ Nominating Committee (2008), the Audit Committee (2009) and the Pricing Committee (2009)	Attorney-at-Law; Member of the Supervisory Board of: Audi AG (Ingolstadt) from 1998 to 2008, Bankhaus August Lenz & Co. AG (Munich) (Chairman) since 2002, GLL Real Estate Partners GmbH (Munich) (Chairman) since 2001, and HCM Capital Management AG (Munich) (Vice-Chairman) from 2004 to 2010; Member of the European Advisory Board of Booz Allen Hamilton from 2003 to 2011; and Member of the Global Advisory Board of Millennium Associates, Zug/CH from 2007 to 2010; Director of Leo Capital Growth SPC (Ireland) since 2007; Director of Societé Horlogère Reconvilier AG, Zug/Suisse since 2011	None	1,000 $10,001-$50,000
Richard Brealey HCC 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age: 76	Director (1987 to 1996 and since 2009); Member (2009) and Chair (2012) of the Pricing Committee; and Member of the Governance/ Nominating Committee (2009) and the Audit Committee (2012)	Emeritus Professor London Business School (LBS); Full-time faculty member LBS from 1968 to 1998; Special Advisor to the Governor of the Bank of England 1998-2001	Director of the HSBC Investor Funds from 2004 to 2008	13,788 $100,001-$200,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (continued)

Class III Non-Interested Directors (Terms will Expire in 2015)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director During at Least the Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Brian A. Berris HCC 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age: 68	Director (2012); and Member of the Governance/ Nominating Committee (2012)	Partner, Brown Brothers Harriman & Co. since 1991; Member of the Audit Committee of Brown Brothers Harriman & Co.; Director and Chairman of the Audit Committee of Brown Brothers Harriman Trust Company (Cayman) Limited; Member of the Pension Investment Committee of Brown Brothers Harriman & Co.	None	5,000 $50,001-$100,000
David R. Bock HCC 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age: 69	Director (2010); and Member of the Governance/ Nominating Committee (2010), the Pricing Committee (2010) and the Audit Committee (2012)	Managing Partner, Federal City Capital Advisors since 1997; Interim CEO, Oxford Analytical, January to June 2010; Executive Vice President and Chief Financial Officer of I-trax, Inc. (health care services) from 2004 to 2008; Managing Director of Lehman Brothers from 1992 to 1995; Executive at The World Bank from 1974 to 1992	Director of the Pioneer Funds (53 portfolios) since 2005; Director and Member of the International Advisory Board of Oxford Analytica (political and economic consulting) since 2008; Director of Enterprise Community Investment (private investment company) from 1985 to 2010; Director of New York Mortgage Trust from 2004 to 2008 and since 2012; Director of I-trax, Inc. from 2000 to 2004	4,250 $50,001-$100,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (concluded)

Class I Interested Director (Term will Expire in 2013)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director During at Least the Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Alexandre de Takacsy[2] HCC 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age: 83	Director (1987 to 1994 and since 1998); and President (2009)	Vice Chairman of the Board, Director, Secretary and Member of the Investment Committee of HCC; Senior Advisor to the Hottinger Group and President of Hottinger U.S., Inc. (“HUS”) until December 2004; Retired Senior Executive, Royal Bank of Canada	None	1,057 $10,001-$50,000
Class III Interested Director (Term will Expire in 2015)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director During at Least the Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Paul Hottinguer[2] HCC 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age: 70	Director (1989)	Vice Chairman of the Board and Director of HCC; AXA International Obligations (finance) since 1996; Managing Director: Intercom (holding company) since 1984; Administrator: Investissement Provence SA (holding company) since 1996; Permanent Representative: Credit Suisse Hottinguer to Provence International (publicly held French mutual fund), Credit Suisse Hottinguer to CS Oblig Euro Souverain (mutual fund); Censor -- Provence Europe (mutual fund); Credit Suisse Hottinguer to PPC; Credit Suisse Hottinguer to Croissance Britannia (investment fund); Credit Suisse Hottinguer to Harwanne Allemagne; General Partner: Hottinger et Cie (Zurich) until December 2007; President: Gaspee (real estate) from 1992 to 2006; Financière Hottinguer (holding company) from 1990 to 2002; Financière Provence Participations (venture capital firm) from 1990 to 2002; Finaxa (finance) from 1982 to 2004; Financière Hottinguer to CS Institutions Monetaire (mutual fund) from 1990 to 2002; Financière Hottinguer to CS Court Terme (mutual fund) from 1990 to 2002	Director of HUS until December 2004	11,433 $100,001-$200,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Executive Officers

The following table sets forth certain information about each person currently serving as an Executive Officer of the Fund, including his beneficial ownership of Common Stock of the Fund. All information presented in the table is as of December 31, 2012.

Executive Officers[3]
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Officer During at Least the Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Rudolf Millisits HCC 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age: 54	Chief Executive Officer (2009); Senior Vice President (2000); and Treasurer and Chief Financial Officer (2002 to 2012)	Chief Executive Officer and President (since June 2011), Chief Compliance Officer (since October 2004), Chief Operating Officer (since December 1998), Assistant Secretary (since August 1995) and Portfolio Manager and Member of Investment Committee (since September 1994) of HCC; Chairman, Chief Executive Officer and Director (since December 2004) of HUS; Manager (since 2012), President, Chief Financial Officer and Chief Compliance Officer of Hottinger Brothers LLC (since 2004); Director of Hottinger Investment Managers S.A. (from April 2008 to July 2011); Director of Hottinger Asset Management AG (Zurich) since February 2008	N/A	12,227 $100,001-$200,000
Philippe R. Comby, CFA, FRM HCC 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age: 46	Chief Financial Officer (2012) and Vice President (2000)	Senior Vice President (since 2002), Treasurer (since 1997) and Member of Investment Committee (since 1996) of HCC; Manager (since 2012), Chief Investment Officer and Senior Vice President of Hottinger Brothers LLC (since 2004); Director, President and Secretary (since December 2004) and Vice President (until December 2004) of HUS; Director of Spineart SA (since 2011); Director of Hottinger Investment Managers S.A. (from April 2008 to July 2011)	N/A	4,633 $50,001-$100,000
James Downey Citi Fund Services 100 Summer Street 15th Floor Boston, Massachusetts 02110 Age: 42	Secretary (2011)	Assistant Vice President and Product Manager, Citi Fund Services Ohio, Inc. (since January 2007)	N/A	None

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Executive Officers (concluded)

Executive Officers[3]
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Officer During at Least the Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Patrick J. Keniston Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101 Age: 48	Chief Compliance Officer (2008)	Director, Foreside Compliance Services since October 2008; Vice President, Citi Fund Services Ohio, Inc. from 2005 to 2008	N/A	None
[1]

All Directors and executive officers as a group (14 persons) owned 68,828 shares which constitutes less than 1.00% of the outstanding Common Stock of the Fund. Share numbers in this Annual Report have been rounded to the nearest whole share.

[2]	Indicates “Interested Person,” as defined in the 1940 Act. Alexandre de Takacsy and Paul Hottinguer are Interested Persons because of their current positions with HCC.
[3]	Each executive officer serves on a year-to-year basis for an indefinite term, until his successor is elected and qualified.

THE SWISS HELVETIA FUND, INC.

Review of Operations

Trading activity for the year ended December 31, 2012 involved changes in the following positions:

New Investments by the Fund

ABB, Ltd.

Bucher Industries AG

Credit Suisse Group AG

Dufry AG

Holcim, Ltd.

OC Oerlikon Corp. AG

Schindler Holding AG

Sulzer AG

Xstrata PLC

SelFrag AG, Class A, Series D

Additions to Existing Investments

Actelion

Aravis Biotech II — Limited Partnership

Burckhardt Compression Holding AG

Geberit AG

Roche Holding AG

SGS SA

Swiss Life Holding AG

Swiss Re AG

Transocean, Ltd.

Ixodes AG, Series B

Zurmont Madison — Limited Partnership

Securities Disposed of / Expired

Adecco Investment Bond, 6.50%, 11/26/12

Bank Sarasin & Co., Ltd.

Clariant AG

Galenica AG

Georg Fischer AG

Inficon Holding AG

Julius Baer Group, Ltd.

Kaba Holding AG, Series B

Kuehne + Nagel International AG

Sika AG

Swatch Group AG

Zehnder Group AG

Reductions in Existing Investments

Addex Pharmaceuticals, Ltd.

Adecco SA

Allreal Holding AG

Belimo Holding AG

Compagnie Financiere Richemont SA, Series A

Givaudan SA

Nestle SA

Novartis AG

Syngenta AG

UBS AG

Zurich Financial Services AG

THE SWISS HELVETIA FUND, INC.

Schedule of Investments	December 31, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 94.06%

Banks — 9.09%

744,060	Credit Suisse Group AG1 Registered Shares	$18,094,473	4.50%
	A global diversified financial service company with significant activity in private banking, investment banking and asset management. (Cost $17,490,446)

1,184,500	UBS AG1 Registered Shares	18,465,958	4.59%
	A global diversified financial service company with significant activity in private banking, investment banking, and asset management. (Cost $15,762,872)

		36,560,431	9.09%

Biotechnology — 3.05%

109,600	Actelion, Ltd. Registered Shares	5,212,092	1.30%
	Focuses on the discovery, development and commercialization of treatments to serve critical, unmet medical needs. (Cost $4,758,616)

262,474	Addex Pharmaceuticals, Ltd.[2] Registered Shares	2,749,905	0.68%
	Discovers and develops allosteric modulators for human health. Focus is on diseases of the central nervous system. (Cost $11,888,984)

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

3,829,302	Biotie Therapies Oyj[2] Bearer Shares	$2,069,893	0.51%
	Develops drugs that treat dependence disorders, inflammatory diseases, and thrombosis. (Cost $2,118,548)

3,029	NovImmune SA2,3 Common Shares	2,243,581	0.56%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		12,275,471	3.05%

Chemicals — 6.23%

4,270	Givaudan SA Registered Shares	4,492,282	1.12%
	Manufactures and markets fragrances and flavors from natural and synthetic ingredients. (Cost $4,144,665)

51,355	Syngenta AG1 Registered Shares	20,567,808	5.11%
	Produces herbicides, insecticides and fungicides, and seeds for field crops, vegetables, and flowers. (Cost $17,233,796)

		25,060,090	6.23%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (continued)	December 31, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Construction & Materials — 6.79%

865	Belimo Holding AG Registered Shares	$1,666,024	0.41%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $577,319)

43,800	Geberit AG Registered Shares	9,637,101	2.40%
	Manufactures and supplies water supply pipes and fittings, installation systems, drainage and flushing systems for the commercial and residential construction markets. (Cost $9,272,718)

219,100	Holcim, Ltd.[1] Registered Shares	16,013,317	3.98%
	One of the largest cement producers worldwide. (Cost $14,702,046)

		27,316,442	6.79%

Energy — 1.43%

130,950	Transocean, Ltd. Registered Shares	5,771,042	1.43%
	Owns or operates mobile offshore drilling units, inland drilling barges and other assets utilized in the support of offshore drilling activities worldwide. (Cost $6,789,456)

		5,771,042	1.43%

No. of Shares	Security	Fair Value	Percent of Net Assets

Financial Services — 0.43%

11,200	Allreal Holding AG Registered Shares	$1,726,465	0.43%
	Develops and manages real estate. Operates as a general contractor offering planning, architect, and construction management services. (Cost $1,595,545)

		1,726,465	0.43%

Food & Beverages — 16.93%

135	Lindt & Sprungli AG Registered Shares	5,090,430	1.27%
	Major manufacturer of premium Swiss chocolates. (Cost $471,624)

968,000	Nestle SA1 Registered Shares	63,028,131	15.66%
	Largest food and beverage processing company in the world. (Cost $14,928,434)

		68,118,561	16.93%

Industrial Goods & Services — 11.84%

199,700	ABB, Ltd. Registered Shares	4,090,648	1.02%
	One of the largest electrical engineering firms in the world. Active in industrial automation and in power transmission and distribution. (Cost $3,616,159)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (continued)	December 31, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Industrial Goods & Services — (continued)

77,600	Adecco SA Registered Shares	$4,072,654	1.01%
	Supplies personnel and temporary help, and offers permanent placement services for professionals and specialists in a range of occupations. (Cost $4,124,240)

8,160	Bucher Industries AG Registered Shares	1,604,632	0.40%
	Manufactures food processing machinery, vehicles, and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment. (Cost $1,616,237)

20,730	Burckhardt Compression Holding AG Registered Shares	6,794,122	1.69%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $5,736,091)

872,000	OC Oerlikon Corp. AG Registered Shares	9,859,836	2.45%
Produces industrial equipment to manufacture solar energy modules, place coatings, extract processing gases, manufacture textiles, and transmit power using mechatronic driveline components.
	(Cost $9,992,254)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

46,163	Schindler Holding AG Registered Shares	$6,657,034	1.65%
	Manufactures, installs, and maintains elevators used in airports, subway stations, railroad terminals, shopping centers, cruise ships, hotels and office buildings. (Cost $6,416,878)

3,175	SGS SA Registered Shares	7,027,421	1.75%
	Provides industrial inspection, analysis, testing, and verification services worldwide. (Cost $5,816,646)

47,800	Sulzer AG Registered Shares	7,524,969	1.87%
	Manufactures and sells surface coatings, pumps and process engineering. (Cost $6,838,554)

		47,631,316	11.84%

Insurance — 8.49%

99,300	Swiss Life Holding AG1 Registered Shares	13,169,847	3.27%
	Financial services company provides life insurance, institutional investment management, and private banking services. (Cost $12,951,407)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (continued)	December 31, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Insurance — (continued)

181,392	Swiss Re AG1 Registered Shares	$13,059,194	3.25%
	Offers reinsurance, insurance and insurance-linked financial market products. (Cost $10,094,468)

29,775	Zurich Financial Services AG Registered Shares	7,917,447	1.97%
	Offers property, accident, health, automobile, liability, financial risk and life insurance and retirement products. (Cost $6,383,194)

		34,146,488	8.49%

Medical Technology — 0.86%

168,000	Kuros Biosurgery AG2,3 Common Shares	734,146	0.18%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $2,516,639)

3,731	Spineart SA2,3 Common Shares	2,730,944	0.68%
Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,329)

		3,465,090	0.86%

No. of Shares	Security	Fair Value	Percent of Net Assets

Metals & Mining — 0.81%

190,000	Xstrata PLC Common Shares	$3,269,241	0.81%
	A Diversified mining group, explores for and mines copper, coking coal, thermal coal, ferrochrome, vanadium, zinc, gold, lead and silver. (Cost $2,811,173)

		3,269,241	0.81%

Personal & Household Goods — 3.81%

196,350	Compagnie Financiere Richemont SA1 Bearer Shares	15,315,879	3.81%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments, and men’s and women’s wear. (Cost $10,931,613)

		15,315,879	3.81%

Pharmaceuticals — 23.01%

572,750	Novartis AG1 Registered Shares	35,947,438	8.94%
	One of the leading manufacturers of branded and generic pharmaceutical products. Manufactures nutrition products. (Cost $7,290,322)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (continued)	December 31, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Pharmaceuticals — (continued)

281,600	Roche Holding AG1 Non-voting equity securities	$56,606,107	14.07%
Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs in the area of cardiovascular, infectious, autoimmune and respiratory diseases, dermatology, oncology and other areas.
	(Cost $32,240,913)

		92,553,545	23.01%

Retailers — 1.29%

39,620	Dufry AG2 Registered Shares	5,176,765	1.29%
	Operates duty-free shops in countries such as Italy, Mexico, France, Russia, the United Arab Emirates, Singapore, the Caribbean and the United States. (Cost $4,867,845)

		5,176,765	1.29%

	Total Common Stocks (Cost $260,154,140)	378,386,826	94.06%

No. of Shares	Security	Fair Value	Percent of Net Assets
Preferred Stocks — 1.91%

Biotechnology — 1.16%

8,400	Ixodes AG, Series B2,3 Preferred Shares	$2,294,204	0.57%
	Develops and produces a topical product for the treatment of borreliosis infection and the prevention of Lyme disease after a tick bite. (Cost $2,252,142)

3,162	NovImmune SA, Series B2,3 Preferred Shares	2,342,095	0.59%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $2,062,307)

		4,636,299	1.16%

Industrial Goods & Services — 0.26%

250,447	SelFrag AG, Class A, Series C2,3 Preferred Shares	938,475	0.23%
	Designs, manufactures and sells industrial machines and processes using the selective fragmentation technology. (Cost $1,496,205)

33,197	SelFrag AG, Class A, Series D2,3 Preferred Shares	124,396	0.03%
	Designs, manufactures and sells industrial machines and processes using the selective fragmentation technology. (Cost $82,670)

		1,062,871	0.26%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (continued)	December 31, 2012

No. of Shares	Security	Fair Value	Percent of Net Assets
Preferred Stocks — (continued)

Medical Technology — 0.49%

83,611	EyeSense AG, Series C2,3,4 Preferred Shares	$1,973,579	0.49%
	A spin-off from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

		1,973,579	0.49%
	Total Preferred Stocks (Cost $8,900,372)	7,672,749	1.91%

Private Equity Limited Partnerships — 3.56%

Biotechnology Venture — 0.50%

	Aravis Biotech II - Limited Partnership[2,3,4] (Cost $2,412,020)	2,001,689	0.50%

No. of Shares	Security	Fair Value	Percent of Net Assets

Private Equity Limited Partnerships — (continued)

Industrial Buy-out — 3.06%

	Zurmont Madison Private Equity, Limited Partnership[2,3,4] (Cost $12,481,353)	$12,319,963	3.06%

	Total Private Equity Limited Partnerships (Cost $14,893,373)	14,321,652	3.56%

	Total Investments* (Cost $283,947,885)	400,381,227	99.53%

	Other Assets Less Other Liabilities, net	1,898,335	0.47%

	Net Assets	$402,279,562	100.00%

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.
[3]

Illiquid. There is no public market for these securities. Securities priced at Fair Value as determined by the Board’s Pricing Committee. These Restricted Securities are not registered under the Securities Act of 1933, as amended. At the end of the period, the aggregate value of these securities amounted to $27,703,072 or 6.89% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, LP	July 31, 2007 – December 12, 2012	$2,412,020
EyeSense AG – Preferred Shares C	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
Kuros Biosurgery AG – Common Shares	August 10, 2009 – August 28, 2009	2,516,639
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	1,551,109
NovImmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	2,062,307
SelFrag AG – Class A, Preferred Shares C	December 15, 2011	1,496,205
SelFrag AG – Class A, Preferred Shares D	September 21, 2012	82,670
Spineart SA – Common Shares	December 22, 2010	2,623,329
Zurmont Madison Private Equity, LP	September 13, 2007 – June 28, 2012	12,481,353

		$30,484,822

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (concluded)	December 31, 2012

[4]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities. Details related to affiliated company holdings are as follows:

Name of Issuer	Value as of 12/31/11	Gross Additions	Gross Reductions	Income	Value as of 12/31/12
Aravis Biotech II, LP	$2,294,116	$52,473	$—	$—	$2,001,689
EyeSense AG, Series C	2,305,807	—	—	—	1,973,579
Zurmont Madison Private Equity, LP	9,253,396	2,002,968	—	—	12,319,963

*	Cost for Federal income tax purposes is $283,762,841 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$130,780,513
Gross Unrealized Depreciation	(14,162,127)

Net Unrealized Appreciation (Depreciation)	$116,618,386

PLC	Public Limited Liability Company

PORTFOLIO HOLDINGS
% of Net Assets
Common Stocks
Pharmaceuticals	23.01%
Food & Beverages	16.93%
Industrial Goods & Services	11.84%
Banks	9.09%
Insurance	8.49%
Construction & Materials	6.79%
Chemicals	6.23%
Personal & Household Goods	3.81%
Biotechnology	3.05%
Energy	1.43%
Retailers	1.29%
Medical Technology	0.86%
Metals & Mining	0.81%
Financial Services	0.43%
Preferred Stocks
Biotechnology	1.16%
Medical Technology	0.49%
Industrial Goods & Services	0.26%
Private Equity Limited Partnerships	3.56%
Other Assets and Liabilities	0.47%

100.00%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities	December 31, 2012

Assets:
Unaffiliated investments, at value (cost $266,047,464)		$384,085,996
Affiliated investments, at value (cost $17,900,421)		16,295,231

Total investments at value (cost $283,947,885)		400,381,227

Cash		387,069
Foreign currency (cost $735,987)*		736,599
Tax reclaims receivable		1,364,805
Prepaid expenses		26,291

Total assets		402,895,991

Liabilities:
Advisory fees payable (Note 2)		260,643
Directors’ fees payable		102,208
Other fees payable		253,578

Total liabilities		616,429

Net assets		$402,279,562

Composition of Net Assets:
Paid-in capital		$283,409,539
Distributable earnings
Accumulated net investment income	1,994,533
Accumulated net realized gain from investment and foreign currency transactions	454,540
Net unrealized appreciation on investments and foreign currency	116,420,950

Total earnings		118,870,023

Net assets		$402,279,562

Net Asset Value Per Share:
($402,279,562 / 30,969,245 shares outstanding, $0.001 par value; 50 million shares authorized)		$12.99

*	Consists of 646,119 Swiss francs, 5,326 euros and 14,584 British pounds.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations	For the Year Ended December 31, 2012

Investment Income:
Dividends (less foreign tax withheld of $1,234,179)	$10,141,732
Interest	275,156

Total income	10,416,888

Expenses:
Investment advisory fees (Note 2)	2,957,379
Directors’ fees & expenses	895,729
Professional fees	660,817
Administration fees	273,277
Custody fees	93,003
Printing and shareholder reports	93,812
Accounting fees	105,566
Transfer agent fees	30,910
Compliance service fees	72,000
Insurance	76,385
Miscellaneous	183,848

Total expenses	5,442,726

Net investment income	4,974,162

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investment transactions	1,522,811
Foreign currency transactions	(358,095)
Net change in unrealized appreciation/depreciation from:
Investments	41,863,570
Foreign currency translations	205,436

Net Realized and Unrealized Gain on Investments and Foreign Currency	43,233,722

Net Increase in Net Assets from Operations	$48,207,884

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statements of Changes in Net Assets

For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$4,974,162	$5,209,728
Net realized gain (loss) from:
Investment transactions	1,522,811	33,871,957
Foreign currency transactions	(358,095)	505,389
Net change in unrealized appreciation/depreciation from:
Investments	41,863,570	(92,640,138)
Foreign currency translations	205,436	(686,711)

Net increase (decrease) in net assets from operations	48,207,884	(53,739,775)

Distributions to Stockholders from:
Net investment income and net realized gain from foreign currency transactions	(1,951,063)	(5,326,571)
Net realized capital gain	(185,815)	(53,140,650)

Total distributions to stockholders	(2,136,878)	(58,467,221)

Capital Share Transactions:
Value of shares issued in reinvestment of dividends and distributions	12,344,320	17,832,469
Value of shares repurchased through stock buyback	—	(4,878,986)
Value of shares repurchased through tender offer	—	(24,191,371)

Total increase (decrease) from capital share transactions	12,344,320	(11,237,888)

Total increase (decrease) in net assets	58,415,326	(123,444,884)
Net Assets:
Beginning of year	343,864,236	467,309,120

End of year (including accumulated net investment income (loss) of $1,994,533 and $(657,420) respectively)	$402,279,562	$343,864,236

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Years Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net asset value at the beginning of year	$11.54	$15.42	$13.39	$14.45	$19.34

Income from Investment Operations:
Net investment income[1]	0.16	0.17	0.09	0.06	0.08
Net realized and unrealized gain (loss) on investments[2]	1.42	(2.04)	2.31	(0.53)	(4.65)

Total from investment operations	1.58	(1.87)	2.40	(0.47)	(4.57)

Gain from capital share repurchases	—	0.02	0.12	— *	0.08
Gain from tender offer	—	0.02	—	—	—
Capital charge resulting from the issuance of fund shares	(0.06)	(0.07)	—	—	(0.08)

Less Distributions:
Dividends from net investment income and net realized gains from foreign currency transactions	(0.06)	(0.18)	(0.23)	(0.22)	(0.08)
Distributions from net realized capital gains	(0.01)	(1.80)	(0.26)	(0.37)	(0.24)

Total distributions	(0.07)	(1.98)	(0.49)	(0.59)	(0.32)

Net asset value at end of year	$12.99	$11.54	$15.42	$13.39	$14.45

Market value per share at the end of year	$11.29	$9.95	$13.54	$11.62	$12.43

Total Investment Return:[3]
Based on market value per share	14.17%	(13.03)%	20.79%	(1.20)%	(22.98)%
Based on net asset value per share	13.26%	(11.43)%	19.38%	(2.07)%	(23.62)%
Ratios to Average Net Assets:
Net expenses	1.44%	1.32%	1.34%	1.23%	1.10%
Gross expenses	1.44%	1.33%[4]	1.38%[4]	1.23%	1.12%[4]
Net investment income	1.32%	1.19%	0.66%	0.47%	0.49%
Supplemental Data:
Net Assets at end of year (000’s)	$402,280	$343,864	$467,309	$433,926	$469,062
Average net assets during the year (000’s)	$376,713	$439,369	$424,627	$404,535	$554,386
Stockholders of record[5]	540	579	621	662	695
Portfolio turnover rate	61%	55%	61%	123%	66%

*	Amount is less than $0.01 per share.
[1]	Calculated using the average shares method.
[2]	Includes net realized and unrealized currency gain and losses.
[3]

Total investment return based on market value differs from total investment return based on net asset value due to changes in relationship between the Fund’s market price and its net asset value (“NAV”) per share.

[4]	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
[5]	Unaudited.
See	Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices in valuing such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than sixty days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, included Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts that are neither exchange-listed nor traded in the over-the-counter market are valued using implied volatilities as input into widely accepted models (e.g., Black-Scholes). The implied volatilities are obtained through several means and are cross checked. For valuations where divergent information is received, the Fund uses the most conservative volatility (the lowest volatility in the case of long positions and the highest volatility in the case of short positions).

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $27,703,072, or 6.89% of the Fund’s net assets at December 31, 2012, and are listed in Note 3 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Common Stock*	$372,678,155	$—	$5,708,671	$378,386,826
Preferred Stock*	—	—	7,672,749	7,672,749
Private Equity Limited Partnerships	—	—	14,321,652	14,321,652

Total Investments in Securities	$372,678,155	$—	$27,703,072	$400,381,227

*	Please see the Schedule of Investments for industry classifications.

Level 3 securities, which are listed in Note 3 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies and private equity limited partnerships that invest in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. At December 31, 2012, privately-held companies, except Eyesense AG, Kuros Biosurgery AG and SelFrag AG, were valued based on a market approach using the most recent observable round of financing, which may also have been acquisition cost. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

The Fund values its Level 3 investments in the two private equity limited partnerships in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnerships and their portfolio holdings provided by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values obtained on

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

redemption from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited partners and comparisons of previously-obtained estimates to the partnerships’ audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company or private equity limited partnership. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 12/31/2012	Valuation Technique	Unobservable inputs	Range[1]
Privately-held companies
Medical Technology[2]	$2,707,725	Discounted cash flow	Weighted average cost of capital	12%-18%
			Expected compound annual growth rate of revenue (10 years)	39%-46%
Privately-held companies
Medical Technology	$2,730,944	Market approach	Recent round of financing	N/A
Privately-held companies
Biotechnology	$4,585,676	Market approach	Recent round of financing	N/A
Privately-held companies
Biotechnology	$2,294,204	Discounted cash flow	Weighted average cost of capital	16.50%
			Success rate on research and development	50%
Privately-held companies
Industrial goods & services	$1,062,871	Discounted cash flow	Weighted average cost of capital	12%-25%
			Success rate on research and development	20%-70%*
			Expected compound annual growth rate of revenue (10 years)	38%
Privately-held companies
Biotechnology venture	$2,001,689	NAV as practical expedient	N/A	N/A
Privately-held companies
Industrial buy-out	$12,319,963	NAV as practical expedient	N/A	N/A

[1]

Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the success rate on research and development or the expected long-term 10-year revenue growth rate is accompanied by a directionally similar change in fair value. Conversely, a change in the weighted average cost of capital is accompanied by a directionally opposite change in fair value.

[2]	Eyesense AG—Preferred Shares, Kuros Biosurgery AG—Common Shares were valued based on this technique.

*	The inputs range corresponds to different stages of the company’s development. The weighted average succes rate is 41%.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The Fund’s policy is to disclose transfers between Levels based on their market prices at the reporting period end. For the year ended December 31, 2012, shares of Biotie Therapies OYJ (“Biotie”), which are publicly traded on the NASDAQ OMX Helsinki Stock Exchange, were transferred from Level 2, valued at $2,392,289 on December 31, 2011, to Level 1, valued at $2,069,893 on December 31, 2012. The Fund applied a liquidity discount to market quotations for shares of Biotie during a contractual lock-up period that expired on February 2, 2012. Beginning February 2, 2012, Biotie was valued solely based on market quotations.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity Limited Partnership	Total
Balance as of December 31, 2011	$7,779,951	$7,699,706	$11,547,512	$27,027,169
Change in Unrealized Appreciation/Depreciation	(2,071,280)	(727,070)	718,699	(2,079,651)
Net Realized Gain (Loss)	—	—	—	—
Gross Purchases	—	700,113	2,055,441	2,755,554

Balance as of December 31, 2012	$5,708,671	$7,672,749	$14,321,652	$27,703,072

C. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase to a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

D. Distributions

The Fund pays dividends at least annually to the extent it has any federally taxable net investment income and makes distributions of any net realized capital gains to the extent that they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”). Distributions may be paid either in cash or in stock with an option to take cash. The Fund records dividends and distributions on the ex-dividend date.

E. Federal Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. See Note 5 for federal income tax treatment of foreign currency gains/losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files U.S. federal tax returns which remain open for examination generally for the current year and the three prior years. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions. Withholding taxes on foreign interest and dividends have been provided for in accordance with each applicable country’s tax rules and rates.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

F. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities and equity-linked securities. In addition, the Fund makes its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown on the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on equity investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency transactions resulting in realized and unrealized gain or loss are disclosed separately.

G. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the U.S. dollar relative to the Swiss franc, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Fees and Transactions with Affiliates

Hottinger Capital Corp. (“HCC”), which is wholly-owned by Banque Hottinger & Cie SA, is the Fund’s investment advisor (the “Advisor”). The Fund pays the Advisor an annual advisory fee based on its month-end net assets which is accrued daily and calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, 0.50% of next $200 million and 0.45% of such assets in excess of $800 million. The Fund paid Banque Hottinger & Cie SA, an affiliated broker-dealer of the Advisor, $84,103 in brokerage commissions for the year ended December 31, 2012.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The Fund and the Advisor have agreed to share equally certain common expenses subject to review by the Audit Committee of the Board. During the year ended December 31, 2012, $7,000 of expenses incurred in connection with publicizing the Fund were shared equally by the Fund and the Advisor.

Certain officers and Directors of the Fund are also officers or directors of HCC and Banque Hottinger & Cie SA. These persons are not paid by the Fund for serving in these capacities.

The Fund pays each Director who is not an “interested person” (as such term is defined in the Act) of the Fund or the Advisor $39,468 annually in compensation, except for the Chairman of the Board to whom the Fund pays an annual fee of $52,661 and for the Chairs of the Audit, the Pricing and the Governance/Nominating Committees to each of whom the Fund pays an annual fee of $45,152. In addition, the Fund pays each disinterested Director $1,300 for each Board meeting attended and pays each disinterested Director who is a member of a Committee a fee of $750 for each Committee meeting attended. Committee meeting fees are paid for only those meetings held separately from other meetings. The Board or a Committee may establish ad hoc committees or sub-committees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value determined to be added to the Fund. In addition, the Fund reimburses Directors who are not employees of or affiliated with the Advisor for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Note 3—Other Service Providers

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”) provides certain administration and portfolio accounting services to the Fund, American Stock Transfer & Trust Company is the Fund’s transfer agent, and Citibank, N.A. serves as the Fund’s custodian. The Fund pays these service providers an annual fee, which is accrued daily and paid monthly.

Note 4—Capital Share Transactions

The Fund is authorized to issue up to 50 million shares of capital stock. HCC owned 241,222 of the 30,969,245 shares outstanding on December 31, 2012. Transactions in capital shares were as follows:

	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Dividends Reinvested	1,166,760	$12,344,320	1,388,242	$17,832,469
Repurchased from Buyback	—	—	(364,253)	(4,878,986)
Repurchased from Tenders	—	—	(1,530,131)	(24,191,371)

Net Increase (Decrease)	1,166,760	$12,344,320	(506,142)	$(11,237,888)

Note 5—Federal Income Tax and Investment Transactions

As of December 31, 2012, accumulated net investment income and accumulated net realized gain from investments and foreign currency transactions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatment of foreign currency transactions and reclassifications due to the sale of passive foreign investment companies (“PFICs”).

The following reclassification was the result of the disposition of PFICs and currency reclassifications and has no impact on the net assets of the Fund.

Accumulated Net Investment Income	$(371,146)
Accumulated Net Realized Gain	358,095
Paid-in Capital	13,051

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The tax character of distributions paid during 2012 and 2011 was as follows:

	2012	2011
Ordinary Income	$1,951,063	$5,326,571
Long-Term Capital Gains	185,815	53,140,650

Total	$2,136,878	$58,467,221

Under current tax law, capital losses realized after October 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year. At December 31, 2012, the Fund had no deferred post-October 2012 capital and currency losses.

Capital loss carryovers retain their character as either long-term capital losses or short-term capital losses and are applied as a new loss on the first day of the immediately succeeding tax year. At December 31, 2012, the Fund had no capital loss carryovers.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$1,130,509
Undistributed Long-Term Capital Gains	1,133,520
Unrealized Appreciation	116,605,994

Total	$118,870,023

Gains and losses from foreign currency transactions are treated as ordinary income and loss, respectively, for federal income tax purposes.

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2012 were $225,076,459 and $235,059,582, respectively.

The following summarizes all distributions declared by the Fund during the year ended December 31, 2012:

Distribution	Record Date	Payable Date	Amount
Ordinary Income	7/25/12	8/29/12	$0.01000
Long-Term Capital Gains	7/25/12	8/29/12	$0.00600
Ordinary Income	12/21/12	12/28/12	$0.05300

Total Distributions			$0.06900

Note 6—Stock Repurchase Program

Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange (“NYSE”) in 1999. The Board authorized a stock repurchase program permitting such purchases by the Fund in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund’s NAV per share without adversely affecting the Fund’s expense ratio.

On December 6, 2011, the Fund announced a stock repurchase program effective for 2012. Under the program, the Fund was authorized to make open-market repurchases of its common stock of up to 500,000 shares. The Fund did not repurchase any shares pursuant to its stock repurchase program during the year ended December 31, 2012.

On December 11, 2012, the Fund announced a stock repurchase program effective for 2013. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 500,000 shares. The Fund intends to repurchase shares of its common stock in the future, at such times and in such amounts as is deemed advisable.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (concluded)

Note 7—Capital Commitments

As of December 31, 2012, the Fund maintains illiquid investments in two private equity limited partnerships and one corporation. These investments appear in the Fund’s Schedule of Investments. The Fund’s capital commitments for these issuers are shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*	Fair Value as of December 31, 2012
Private Equity Limited Partnerships—International (a)
Aravis Biotech II, LP	$3,550,360	$800,251	$2,001,689
Zurmont Madison Private Equity, LP	15,293,861	1,602,231	12,319,963
Preferred Stock—International
SelFrag AG, Class A, Series D (b)	84,227	84,227	1,062,871

*	The original capital commitment represents 3,250,000, 14,000,000 and 77,101 Swiss francs for Aravis Biotech II, LP, Zurmont Madison Private Equity LP and SelFrag AG, respectively. The unfunded commitment represents 732,550, 1,466,682 and 77,101 Swiss francs, respectively. The Swiss franc (CHF)/U.S. dollar exchange rate as of December 31, 2012 was used for conversion and equals 0.9154.

(a)	This category consists of two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two limited partnerships. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership. If these investments were held, it is estimated that the underlying assets of each limited partnership would be realized over 5 to 6 years.

(b)	The unfunded commitment for this security represents a capital commitment in a future round of financing, which has been approved by shareholders but is contingent upon action by the board of directors of SelFrag AG, on or before December 31, 2013.

Note 8—Subsequent Events

Management has evaluated subsequent events through the date financial statements were issued, and there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

THE SWISS HELVETIA FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Swiss Helvetia Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Swiss Helvetia Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, private equity limited partnerships and private companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Swiss Helvetia Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

March 1, 2013

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling 1-888-SWISS-00 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Code of Ethics

The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Codes”). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund, the Fund’s portfolio managers and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund’s portfolio, who help execute the portfolio managers’ decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short-term trading of Swiss equity or equity-linked securities.

Additionally, the Fund’s portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity-linked securities and other covered individuals must obtain prior clearance before doing so.

Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (concluded)

Distributions

The Fund designates 100.0% of its ordinary income dividend distributions for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Tax Information for the Year Ended December 31, 2012

The amounts may differ from those elsewhere in this report because of difference between tax and financial reporting requirements. For federal income tax purposes, distributions from short-term capital gains are classified as ordinary income. The Fund’s distributions to stockholders of long-term capital gains included $185,815 in connection with the distribution paid August 29, 2012 to stockholders of record on July 25, 2012.

The Fund intends to elect to pass through to stockholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2012 were $0.38 and $0.04 per share, respectively.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net asset value, AST will complete its purchases, even though

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

A Swiss Investments Fund

THE SWISS HELVETIA FUND, INC.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas

Suite 400

New York, New York 10020

1-888-SWISS-00

(212) 332-2760

www.swz.com

THE SWISS

HELVETIA

FUND, INC.

www.swz.com

Annual Report

For the

Year Ended

December 31, 2012

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer and senior financial officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors (the “Board”) has determined that Messrs. David R. Bock, Richard A. Brealey and Claus Helbig, each a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Each of Messrs. Bock, Brealey and Helbig is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $58,000 in 2011 and $73,000 in 2012.

(b) There were no audit-related fees billed to the Registrant in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively the “investment adviser”) which were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c) The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning (“Tax Services”) were $6,000 in 2011 and $6,200 in 2012. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) There were no other fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item.

(e) (1) The Registrant’s Audit Committee pre-approves the principal accountant’s engagements for audit and non-audit services to the Registrant, and certain non-audit services to the investment adviser that are required to be pre-approved on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) The aggregate non-audit services billed by the principal accountant for services rendered to the Registrant in the reporting periods were $6,000 in 2011 and $6,200 in 2012. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) The Registrant’s Audit Committee considers whether the provision of any non-audit services rendered to the investment adviser not pre-approved (not requiring pre-approval) by the Audit Committee is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. It is composed of the following Directors, each of who is not an “interested person” as defined in the Investment Company Act of 1940:

David R. Bock

Richard A. Brealey

Claude W. Frey

Claus Helbig

R. Clark Hooper

Item 6. Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated voting of proxies in respect of portfolio holdings to its investment adviser, Hottinger Capital Corp. (the “Advisor”), to vote the Registrant’s proxies, upon the instruction of an executive officer of the Registrant, in accordance with Advisor’s proxy voting guidelines and procedures (the “Voting Guidelines”) that provide as follows:

•

The Advisor recommends voting proxies in respect of the Registrant’s securities in the Registrant’s best economic interests and without regard to the interests of the Advisor or any other client of the Advisor.

•

Unless the Advisor’s Proxy Voting Committee (the “Committee”) otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Advisor recommends voting proxies in a manner consistent with the Voting Guidelines.

•

To avoid material conflicts of interest, the Advisor applies the Voting Guidelines in an objective and consistent manner across client accounts. Where a material conflict of interest has been identified and the matter is covered by the Voting Guidelines, the Committee recommends voting in accordance with the Voting Guidelines. Where a conflict of interest has been identified and the matter is not covered by the Voting Guidelines, the Advisor will disclose the conflict and the Committee’s recommendation of the manner in which to vote to the Registrant’s Audit Committee.

•	The Advisor also may recommend not to vote proxies in respect of securities of any issuer if it determines that it would be in the Registrant’s overall best interests not to vote.

In all instances, the Advisor examines and analyzes the Registrant’s proxies in accordance with the Voting Guidelines. The Advisor then presents its recommendations to an executive officer of the Registrant, who either approves the Advisor’s recommendation or determines if the Registrant will vote its proxy in a different way. The Advisor retains the power to vote the Registrant’s proxies, but will not do so without instruction and approval of an executive officer of the Fund. The Advisor’s Voting Guidelines address how it will recommend voting proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, the Advisor generally will:

•	support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

•

support option plans, if it believes that they provide for their administration by disinterested parties and provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company; and

•	oppose anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PRINCIPAL PORTFOLIO MANAGERS

As of the date of the filing of this Report on Form N-CSR, Messrs. Philippe R. Comby and Rudolf Millisits are primarily responsible for the management of the Registrant’s portfolio.

Mr. Comby has been a portfolio manager of the Registrant since 1999, when he joined the Advisor. Mr. Comby is a Vice President of the Registrant and a Director and Senior Vice President of the Advisor. He also is a Director and the President of Hottinger U.S., Inc., a private holding company affiliated with the Advisor, and the Chief Investment Officer and Senior Vice President of Hottinger Brothers LLC, a registered investment adviser affiliated with the Advisor. Mr. Comby has been affiliated with the Hottinger Group since 1994, providing portfolio management and client advisory services. He is a member of the New York Society of Security Analysts, a member of the Global Association of Risk Professionals and a Chartered Financial Analyst.

Mr. Millisits has been a portfolio manager of the Registrant since 1994, when he joined the Advisor. Mr. Millisits is the Senior Vice President and Chief Financial Officer of the Registrant and the Chief Operating Officer, Executive Vice President and Chief Compliance Officer of the Advisor. He also is the Chairman and Chief Executive Officer of Hottinger U.S., Inc. and the President and Chief Financial Officer of Hottinger Brothers, LLC. Mr. Millisits has been affiliated with the Hottinger Group since 1993, providing portfolio management and private banking services. Prior to joining the Hottinger Group, Mr. Millisits was a portfolio manager for private clients for Credit Suisse in New York and Geneva.

PORTFOLIO MANAGEMENT

The Registrant’s portfolio managers manage multiple accounts for a diverse client base, including private clients and institutions.

Material Conflicts Related to Management of Similar Accounts. The potential for conflicts of interest exist when the Advisor or its affiliates and the portfolio managers manage other accounts that invest in securities in which the Registrant may invest or that may pursue a strategy similar to the Registrant’s strategy (collectively, “Similar Accounts”). In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of a portfolio manager’s management of the Registrant and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the portfolio manager may be perceived as causing accounts he manages to participate in an offering to increase his overall allocation of securities in that offering, or to increase his ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the portfolio manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, the Registrant’s portfolio managers may be perceived to have a conflict of interest because of the number of Similar Accounts, in addition to the Registrant, that they are managing. In addition, the Advisor could be viewed as having a conflict of interest to the extent that the Advisor or its affiliates and/or the portfolio managers have a materially larger investment in a Similar Account than their investment in the Registrant.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Other Accounts Managed by the Portfolio Managers. The chart below includes information regarding the Registrant’s portfolio managers, as of December 31, 2012. Specifically, it shows the number of other portfolios and assets, including the Registrant, managed by the Registrant’s portfolio managers. Neither portfolio manager manages any accounts with respect to which the advisory fee is based on this performance of the account.

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES ($)		OTHER POOLED INVESTMENT VEHICLES ($)	OTHER ACCOUNTS ($)
Philippe Comby	1	(402 million)	0	8	(62 million)
Rudolf Millisits	1	(402 million)	0	8	(62 million)

COMPENSATION FOR THE PORTFOLIO MANAGERS

The portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Registrant may invest or pursue a strategy similar to one of the Registrant’s strategies.

During the fiscal period covered by this Report on Form N-CSR, the Registrant’s portfolio managers were compensated by a competitive salary and bonus structure, which was determined both quantitatively and qualitatively. Salary and bonus are paid in cash. The portfolio managers are compensated on the performance of the aggregate group of portfolios they manage rather than for a specific fund or account. Various factors are considered in the determination of the portfolio managers’ compensation. All of the portfolios managed by the portfolio managers are comprehensively evaluated to determine each portfolio manager’s positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Advisor’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas; and (v) the performance results of the portfolios managed by the portfolio managers.

Variable bonus is based on the portfolio managers’ quantitative performance as measured by their ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the portfolio manager, by comparison to predetermined benchmarks (for the Registrant, the Swiss Market Index and the Swiss Performance Index) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable), as well as performance relative to peers. The portfolio managers’ bonuses also can be influenced by subjective measurement of the managers’ ability to help others make investment decisions.

OWNERSHIP OF SECURITIES OF THE REGISTRANT

As of December 31, 2012, Mr. Comby and Mr. Millisits owned between $50,001 - $100,000 and between $100,001 - $200,000 of shares of common stock of the Registrant, respectively.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

On December 6, 2011, the Board announced the Fund’s stock repurchase program for 2012, pursuant to which the Fund may purchase up to 500,000 shares of its common stock during 2013 in open market transactions to be effected on the New York Stock Exchange (the “NYSE”). The Fund did not repurchase any shares under this program.

On December 11, 2012, the Board announced a new stock repurchase program for the Fund, pursuant to which the Fund may purchase up to 500,000 shares of its common stock during 2013 in open market transactions to be effected on the NYSE As with the 2011 stock repurchase program, the principal purpose of the 2012 stock repurchase program is to enhance stockholder value by increasing the Fund’s net asset value per share without creating a meaningful adverse effect on the Fund’s expense ratio.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to procedures.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes to the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Swiss Helvetia Fund, Inc.

By (Signature and Title)	/s/ Rudolf Millisits
Rudolf Millisits, Chief Executive Officer

Date March 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Rudolf Millisits
Rudolf Millisits, Chief Executive Officer

Date March 6, 2013

By (Signature and Title)	/s/ Philippe R. Comby
Philippe R. Comby, Chief Financial Officer

Date March 6, 2013